Exhibit 99.1

® BioXcel Therapeutics | 555 Long Wharf Drive, 12th Floor | New Haven, CT 06511 | www.bioxceltherapeutics.com September 2022 AI-Driven Drug Development in Neuroscience and Immuno-oncology NASDAQ: BTAI

This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.Forward-looking statements in this presentation include but are not limited to: statements regarding BioXcel Therapeutics’ expected timing of, and data results from, trials and clinical studies involving its product candidates; planned discussions with regulators; its commercial plan and strategy for IGALMI™ and strategic options for OnkosXcel; potential market size and opportunity for products and product candidates, and its future financial and operational results. When used herein, words including "anticipate," "being," "will," "plan," "may," "continue," and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon BioXcel Therapeutics’ current expectations and various assumptions. BioXcel Therapeutics believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. BioXcel Therapeutics may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation: its limited operating history; its incurrence of significant losses; its need for substantial additional funding and ability to raise capital when needed; its limited experience in drug discovery and drug development; its dependence on the success and commercialization of IGALMI™, BXCL501, BXCL502 and BXCL701 and other product candidates; the Company has no experience in marketing and selling drug products; IGALMI™ or the Company’s product candidates may not be accepted by physicians or the medical community in general; the failure of preliminary data from its clinical studies to predict final study results; failure of its early clinical studies or preclinical studies to predict future clinical studies; its ability to receive regulatory approval for its product candidates; its ability to enroll patients in its clinical trials; undesirable side effects caused by the Company’s product candidates; its novel approach to the discovery and development of product candidates based on EvolverAI; its exposure to patent infringement lawsuits; its ability to comply with the extensive regulations applicable to it; impacts from the COVID-19 pandemic; its ability to commercialize its product candidates; and the other important factors discussed under the caption "Risk Factors" in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022, as such factors may be updated from time to time in its other filings with the SEC, which are accessible on the SEC's website at www.sec.gov and the Investors section of our website at www.bioxceltherapeutics.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management's estimates as of the date of this presentation. While BioXcel Therapeutics may elect to update such forward-looking statements at some point in the future, except as required by law, it disclaims any obligation to do so, even if subsequent events cause our views to change. These forward- looking statements should not be relied upon as representing BioXcel Therapeutics’ views as of any date subsequent to the date of this presentation. Forward-Looking Statements 2

Compound Indication/Proposed Indication Preclinical Phase 1 Phase 2 Phase 3 Registration Marketed Neuroscience BXCL501 At-home acute treatment of agitation associated with schizophrenia or bipolar I or II disorder in adults Acute treatment of agitation associated with Alzheimer’s disease* Adjunctive treatment in major depressive disorder BXCL502 Chronic agitation in Alzheimer’s disease Wearable Device (+BXCL501)** Pre & post-agitation in dementia Immuno-oncology BXCL701 Metastatic castration-resistant prostate cancer (small cell neuroendocrine and adenocarcinoma) Potential Market-Changing Product & Current Pipeline Pipeline as of Sept. 12, 2022 The safety and efficacy of investigational agents and/or investigational uses of approved products have not been established *Includes intermittent chronic agitation **Regulatory path to be determined; device + drug combination to be evaluated after further evaluation of predictive algorithm Approved April 5, 2022 (Combination with KEYTRUDA®) Phase 0 device testing Approved April 5, 2022 Acute treatment of agitation associated with schizophrenia or bipolar I or II disorder in adults 5 SERENITY III TRANQUILITY II & III

Near-Term Catalysts & Key Events NEUROSCIENCE: BXCL501 Timeframe IGALMI™ U.S. Commercial Launch July 2022 Alzheimer’s Disease: TRANQUILITY III • Expected study initiation 2H 2022 Bipolar Disorders or Schizophrenia (at-home use): SERENITY III • Expected study initiation 2H 2022 Alzheimer’s Disease: TRANQUILITY II • Top-line data readout 1H 2023 Major Depressive Disorder (MDD) • Top-line results from Phase 1 dose-selection trial in healthy volunteers 1H 2023 IMMUNO-ONCOLOGY: BXCL701 Aggressive Variant of Metastatic Castration-Resistant Prostate Cancer • Expected enrollment completion of 28-patient SCNC cohort 2H 2022 6 Anticipated near-term catalysts as of Sept. 12, 2022

7

Strong Value Proposition and Long-Term Growth Potential

Transformative Approach With Technology, Business Model, and Medicines

Unprecedented Value Creation*

- Optimize R&D economics
- Shorten development timelines
- Achieve higher probability of success

* all 3 driven by comprehensive AI plan

Clinically Validated AI Platform

- Proprietary EvolverAI™ technology platform
- BXCL501 – **IND acceptance to IGALMI™ approval in 3.5 yrs.** - 3 upcoming Phase 3 trials
- BXCL701 – **Human POC established in SCNC** - Leader in DPP 8/9 biology (new checkpoint)

Advanced Pipeline

- BXCL501: Alzheimer's-related agitation - **TRANQUILITY II & III** - Pivotal program
- BXCL501: Bipolar & Schizophrenia-related agitation (at-home setting) - **SERENITY III** pivotal trial
- BCXL701: SCNC clinical POC – 800-patient safety database

Large Market Opportunity

- **~39 million*** annual episodes of agitation associated with schizophrenia & bipolar disorders in U.S.[1,2,3,4]
- **~100 million** annual episodes of agitation associated with Alzheimer's disease in U.S.[5]
- **300+ million** antidepressant prescriptions filled annually[6]

Strong Financial Position

- **Cash runway into 2025****
- Well-funded to drive catalysts & long-term growth

1. Wu, 2006, NAMI 2. NIMH- Prevalence of bipolar disorder in adults. November 2017. Accessed June 24, 2021. https://www.hcp.med.harvard.edu/ncs/ftpdir/NCS-R_12-month_Prevalence_Estimates.pdf 3. Data on File 4. inVibe Patient Agitation Market Research, July 2022 (n=57) 5. Estimate based on company market research 6 NIH/WHO, SAMHSA, NIMH Pratt et al, 2017

*Includes 16 million institutional episodes, 9 million at-home Rx episodes, as well as 14 million self-managed episodes

**Assumes full execution of strategic financing agreements announced on April 19, 2022, including funding of remaining tranches subject to regulatory and financial milestones and certain other conditions .

bioxcel therapeutics®

Significant Market Opportunity: Agitation in Bipolar Disorders & Schizophrenia 15 1. Wu, 2006, NAMI 2. NIMH- Prevalence of bipolar disorder in adults. November 2017. Accessed June 24, 2021. https://www.hcp.med.harvard.edu/ncs/ftpdir/NCS-R_12- month_Prevalence_Estimates.pdf 3. Data on File 4. inVibe Patient Agitation Market Research, July 2022 (n=57) 5. 39M episodes @ $105/episode 16M Institutional Episodes1-3 9M At-Home Rx Episodes1-3 14M Self- Managed Episodes1-4 $4B Potential Market Opportunity5 SERENITY III Pivotal Trial Institutional Episodes 23M Episodes

Significant Market Opportunity: Agitation in Bipolar Disorders & Schizophrenia 23 1. Wu, 2006, NAMI 2. NIMH- Prevalence of bipolar disorder in adults. November 2017. Accessed June 24, 2021. https://www.hcp.med.harvard.edu/ncs/ftpdir/NCS-R_12- month_Prevalence_Estimates.pdf 3. Data on File 4. inVibe Patient Agitation Market Research, July 2022 (n=57) 5. 39M episodes @ $105/episode 16M Institutional Episodes1-3 9M At-Home Rx Episodes1-3 14M Self- Managed Episodes1-4 $4B Potential Market Opportunity5 SERENITY III Pivotal Trial At-Home & Self-Managed Episodes 23M Episodes